                   Exhibit A to Certificate of Amendment of
          Second Amended and Restated Certificate of Incorporation of
                         Merkert American Corporation



EXHIBIT 4.2



                           CERTIFICATE OF AMENDMENT
                                      OF
           SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
                                      OF
                         MERKERT AMERICAN CORPORATION


          Merkert American Corporation, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

       FIRST: That the Board of Directors and stockholders of Merkert American
       ------
Corporation have duly adopted resolutions amending its Second Amended and Restated Certificate of Incorporation as set forth on Exhibit A hereto.
                                                      ---------

       SECOND:  That said amendment was duly adopted in accordance with the
       -------
provisions of Section 242 of the General Corporation Law of the State of Delaware.

       IN WITNESS WHEREOF, said corporation has caused this Certificate to be signed by its President, thereunto duly authorized, this 18th day of August, 1999.



                                    MERKERT AMERICAN CORPORATION


                                    By: /s/ Gerald R. Leonard
                                    -------------------------------------------
                                    Gerald R. Leonard
                                    President & CEO

                    Exhibit A to Certificate of Amendment of
          Second Amended and Restated Certificate of Incorporation of
                          Merkert American Corporation

1. Article I of the Second Amended and Restated Certificate of Incorporation (the "Certificate") is hereby deleted in its entirety and replaced with the following:

                                     NAME
                                     ----

             The name of the Corporation is Marketing Specialists Corporation.


                                       2